EXHIBIT 99.6

                                      Equity One

                                  Securitization Pool





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                                      ----------

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                                    WACHOVIA
                                   SECURITIES
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


Aggregate                                                                                              Percent of
                                                                                Principal               Principal
                                                           Count                 Balance                 Balance
                                                  -----------------------------------------------------------------------
Bulk Acquisition                                                    2,717        $270,653,550.58                  53.06%
Equity One Origination (Retail/Wholesale)                           2,182         239,406,970.09                   46.94
                                                  -----------------------------------------------------------------------
Total                                                               4,899        $510,060,520.67                 100.00%
                                                  =======================================================================

Group I - Fixed                                                                                        Percent of
                                                                                Principal               Principal
                                                           Count                 Balance                 Balance
                                                  -----------------------------------------------------------------------
Bulk Acquisition                                                    2,010        $172,170,005.31                  54.10%
Equity One Origination (Retail/Wholesale)                            1469         146,092,445.32                   45.90
                                                  -----------------------------------------------------------------------
Total                                                               3,479        $318,262,450.63                 100.00%
                                                  =======================================================================


Group II - ARM                                                                                         Percent of
                                                                                Principal               Principal
                                                           Count                 Balance                 Balance
                                                  -----------------------------------------------------------------------
Bulk Acquisition                                                      707         $98,483,545.27                  51.35%
Equity One Origination (Retail/Wholesale)                             713          93,314,524.77                   48.65
                                                  -----------------------------------------------------------------------
Total                                                               1,420        $191,798,070.04                 100.00%
                                                  =======================================================================